SETTLEMENT AGREEMENT

     This Settlement Agreement ("Agreement") entered into this 9th day of August, 2000 ("Effective Date") by and between Empyrean Bioscience, Inc. ("Empyrean"), a Wyoming corporation, having an office at 23800 Commerce Park Road, Suite A, Cleveland, Ohio 44122, and International Bioscience Corporation ("IBC"), a Florida corporation, having an office at 777 South Flagler Drive, Phillips Point Building, East Tower, Suite 909, West Palm Beach, Florida 33401, David Thornburgh, M.D. ("Dr. Thornburgh"), c/o IBC, 777 South Flagler Drive, Phillips Point Building, East Tower, Suite 909, West Palm Beach, Florida 33401, and Sara Gomez de Ferro ("Ms. Gomez"), c/o IBC, 777 South Flagler Drive, Phillips Point Building, East Tower, Suite 909, West Palm Beach, Florida 33401, (Empyrean and IBC hereinafter collectively referred to as the "Parties" and individually referred to as a "Party"):

     WHEREAS Empyrean commenced an action against Geda International Marketing Company (a Bahamian subsidiary of IBC, which shall herein be included in the reference "IBC"), David Thornburgh, M.D., and Sara Gomez a/k/a Sara Ferro, by filing a complaint ("the Complaint") in the United States District Court for the Southern District of Florida ("the Court"), captioned Empyrean Bioscience, Inc.
v. International Bioscience Corporation, David Thornburgh, M.D., and Sara Gomez, a/k/a Sara Ferro, Case No. 00-8300-CIV-Dimitrouleas ("the Empyrean/IBC Action");

     WHEREAS, OPTIMA Holding Co. has been granted the right to intervene in the Empyrean/IBC Action and has filed a Complaint In Intervention asserting certain claims against Empyrean and IBC in Case No. 00-8300 CIV - Dimitrouleas (the "Optima Action");
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     WHEREAS,  the Parties now desire to resolve the Empyrean/IBC Action without further expense or time and Empyrean now desires to dismiss the Empyrean/IBC Action in its entirety without prejudice;

     NOW, THEREFORE, in consideration of the promises and conditions set forth below, the Parties agree as follows:

     1. Empyrean agrees that the Empyrean/IBC Action shall be dismissed in its entirety without prejudice. To effectuate the foregoing, Empyrean shall deliver to IBC's counsel concurrently with Empyrean's execution of this Agreement an executed Stipulation of Dismissal Without Prejudice pursuant to Rule 41 (a) (1)
(ii) of the Federal Rules of Civil Procedure in the form attached hereto as Exhibit A, suitable for filing with the Clerk of the Court.

     2. In consideration for the settlement of the Empyrean/IBC Action and concurrently with the execution of this Settlement Agreement, Empyrean and IBC have entered into a series of Agreements on this date identified in Exhibit B hereto annexed respecting a certain proprietary formulation invented and owned by IBC and licensed to Empyrean which was the subject matter of the Empyrean/IBC Action, confirmation of which is acknowledged by the Parties. This Settlement Agreement, and the Agreements identified in Exhibit B, are deemed by the Parties to be an integrated Agreement.

     3. In consideration of this Settlement Agreement and the Agreements identified in Exhibit B hereto annexed and the settlement of the Empyrean/IBC Action, Empyrean hereby voluntarily and knowingly releases and forever discharges Ms. Gomez, her predecessors, successors and assigns in her individual and representative capacity, (the "Released Gomez Party"), from any actions, claims, demands, causes of action, obligations, damages, liabilities, expenses and controversies of any nature and description whatsoever, whether or not now known, suspected or claimed, which Empyrean had, has, or may have related to the Empyrean/IBC Action, against the Released Gomez Party including, without

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limitation,  any  actions,  claims,  demands,  causes  of  action,  obligations, damages, liabilities, expenses and controversies of any kind which arise out of, relate to or are based on the Empyrean/IBC Action.

     4. In consideration of this Settlement Agreement and the Agreements identified in Exhibit B hereto annexed and the settlement of the Empyrean/IBC Action, Empyrean hereby voluntarily and knowingly releases and forever discharges Dr. Thornburgh, his predecessors, successors and assigns in his individual and representative capacity, (the "Released Thornburgh Party"), from any actions, claims, demands, causes of action, obligations, damages, liabilities, expenses and controversies of any nature and description whatsoever, whether or not now known, suspected or claimed, which Empyrean had, has, or may have related to the Empyrean/IBC Action, against the Released Thornburgh Party including, without limitation, any actions, claims, demands, causes of action, obligations, damages, liabilities, expenses and controversies of any kind which arise out of, relate to or are based on the Empyrean/IBC Action.

     5. In consideration of this Settlement Agreement and the Agreements identified in Exhibit B hereto annexed and the settlement of the Empyrean/IBC Action, Empyrean hereby voluntarily and knowingly releases and forever discharges IBC, its subsidiaries, predecessors, successors and assigns (the "Released IBC Party"), from any actions, claims, demands, causes of action, obligations, damages, liabilities, expenses and controversies of any nature and description whatsoever, whether or not now known, suspected or claimed, which Empyrean had, has, or may have related to the Empyrean/IBC Action, against the Released IBC Party including, without limitation, any actions, claims, demands,

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causes of action, obligations,  damages, liabilities, expenses and controversies of any kind  which  arise out of,  relate  to or are  based on the  Empyrean/IBC
Action.

     6. In consideration of this Settlement Agreement and the Agreements identified in Exhibit B hereto annexed and the settlement of the Empyrean/IBC Action, IBC hereby voluntarily and knowingly releases and forever discharges Empyrean, its subsidiaries, predecessors, successors and assigns (the "Released Empyrean Party"), from any actions, claims, demands, causes of action, obligations, damages, liabilities, expenses and controversies of any nature and description whatsoever, whether or not now known, suspected or claimed, which IBC had, has, or may have related to the Empyrean/IBC Action, against the Released Empyrean Party including, without limitation, any actions, claims, demands, causes of action, obligations, damages, liabilities, expenses and controversies of any kind which arise out of, relate to or are based on the Empyrean/IBC Action.

     7. Each Party hereto acknowledges that this Agreement constitutes and contains the entire agreement and understanding of the Parties concerning the Empyrean/IBC Action, and supersedes and replaces all prior negotiations, proposed agreements, and agreements, written or oral. Any amendments to this Agreement shall be in writing and executed by both parties hereto.

     8. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and beneficiaries.

     9. The language of this Agreement shall be construed as a whole according to its fair meaning, and none of the Parties hereto shall be deemed the draftsman of this Agreement or any part hereof, for purposes of any litigation which may arise hereafter between them. If any provision or portion of this

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Agreement  shall be held for any reason to be  unenforceable  or  illegal,  that provision shall be severed from this Agreement and the remainder of this Agreement shall remain valid and enforceable between the Parties hereto just as if the provision held to be illegal or unenforceable had never been included in this Agreement.

     10. Nothing herein shall preclude the Parties from making disclosure of any information regarding the terms and/or conditions of this Agreement in compliance with Securities and Exchange Commission Rules and Regulations, or in compliance with any state or federal securities rules or regulations, or as otherwise obligated by law.

     11. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Florida, without giving effect to principles of conflicts of law. Each Party submits to the exclusive jurisdiction of the state and federal courts located in Miami-Dade or Palm Beach Counties, in the State of Florida, for any action or proceeding relating to this agreement, and expressly waives any objection it may have to such jurisdiction or the convenience of such forum. If any legal action or other proceeding is brought for the enforcement of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     12. Nothing in this Agreement shall be construed as or shall be an admission of any liability or wrongdoing by IBC or by Empyrean.

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     13. Each Party  represents  that they have read this  Agreement,  that they have discussed it thoroughly with their attorney, that they understand all of its provisions, that they enter into it voluntarily, and that the individuals executing this Agreement have the power and authority to do so on behalf of the respective Parties, and to bind such respective Parties to the terms hereof.

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     IN WITNESS  WHEREOF,  the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date set forth above.

FOR EMPYREAN BIOSCIENCE, INC.           FOR INTERNATIONAL BIOSCIENCE CORPORATION


-----------------------------------     ----------------------------------------
Signed                                  Signed

-----------------------------------     ----------------------------------------
Printed Name                            Printed Name

-----------------------------------     ----------------------------------------
Title                                   Title

-----------------------------------     ----------------------------------------
Date                                    Date

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
                                    EXHIBIT A

                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF FLORIDA


 EMPYREAN BIOSCIENCE, INC.,

        Plaintiff,                CASE NO.: 00-08300-CIV-DIMITROULEAS

 vs.

 INTERNATIONAL BIOSCIENCE
 CORPORATION, DAVID THORNBURGH, M.D., and
 SARA GOMEZ a/k/a SARA FERRO,

        Defendants.

                                   /
 ----------------------------------


                            STIPULATION OF DISMISSAL
                 PURSUANT TO RULE 41(A)(1)(II), FED. R. CIV. P.

     IT IS HEREBY STIPULATED AND AGREED, by and among the parties, subject to the approval of the Court, that all claims and counterclaims be dismissed, without prejudice, pursuant to Rule 41(a)(1)(ii), Fed. R. Civ. P. Each party shall bear its own attorney fees and costs.

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
Dated:   August ____, 2000
                                        STROOCK & STROOCK & LAVAN LLP
                                        Attorneys for Empyrean
                                        3300 First Union Financial Center
                                        200 South Biscayne Boulevard
                                        Miami, Florida 33131-2385
                                        Telephone:  (305) 358-9900



                                        By:
                                           -------------------------------------
                                        Richard B. Simring
                                              (Florida Bar No. 890571)


Dated:   August ____, 2000
                                        Holtzman, Krinzman, Equels & Furia
                                        Attorneys for IBC, Thornburgh and Ferro
                                        2601 South Bayshore Drive, Suite 600
                                        Miami, Florida 33133
                                        Telephone:  (305) 859-7700

                                        By:
                                           -------------------------------------
                                        Joseph L. Raia
                                              (Florida Bar No. 322083)


SO ORDERED:



                                        ----------------------------------------
                                                    U. S. D. J.

Dated:  ______________________, 2000

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                                    EXHIBIT B

1.  License Agreement from IBC to Empyrean
2.  License Agreement from IBC to IBC-Empyrean LLC
3.  Trademark License from Empyrean to IBC
4.  Trademark License from Empyrean to IBC-Empyrean LLC
5.  Trademark License from IBC to Empyrean
6.  Trademark License from IBC to IBC-Empyrean LLC
7.  Joint Venture Agreement between Empyrean and IBC
8.  IBC-Empyrean LLC Operating Agreement
9.  Voting Agreement
10. Non-Qualified Stock Option Plan
11. Put Agreement